SUMMARY PROSPECTUS November 2, 2009

AllianceBernstein Small Cap Growth Portfolio

Ticker: Class A–QUASX; Class R–QUARX; Class K–QUAKX; Class I–QUAIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 2, 2009, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class R Shares	Class K Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R	Class K	Class I
Management Fees	.78%	.78%	.78%	.78%
Distribution and/or Service (12b-1) Fees	.27%	.50%	.25%	None
Other Expenses:
Transfer Agent	.38%	.20%	.19%	.10%
Other Expenses	.19%	.22%	.22%	.24%

Total Other Expenses	.57%	.42%	.41%	.34%

Total Fund Operating Expenses	1.62%	1.70%	1.44%	1.12%

(a)	In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See “Purchase of Shares” in the Statement of Additional Information.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class A		Class R	Class K	Class I
After 1 Year	$165	*	$173	$147	$114
After 3 Years	$511		$536	$456	$356
After 5 Years	$881		$923	$787	$617
After 10 Years	$1,922		$2,009	$1,724	$1,363

*	Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

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Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2009, there were approximately 4,400 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $6.5 billion. Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies.

PRINCIPAL RISKS

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Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

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Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.AllianceBernstein.com (click on “Pricing & Performance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 35.46%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.82%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2008)

	1 Year	5 Years*	10 Years*
Class A	-46.14%	-3.78%	-2.83%

Class R	-45.15%	-3.84%	-2.96%

Class K	-45.02%	-3.61%	-2.72%

Class I	-44.82%	-3.27%	-2.43%

Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-38.54%	-2.35%	-0.76%

*	Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund’s Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Bruce K. Aronow	Since 2000	Senior Vice President of the Adviser

N. Kumar Kirpalani	Since 2004	Senior Vice President of the Adviser

Samantha S. Lau	Since 2004	Senior Vice President of the Adviser

Wen-Tse Tseng	Since 2006	Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.

You may sell (redeem) your shares any day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.

TAX INFORMATION

The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries (such as a bank) market and sell shares of the Fund. The Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.

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